UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
December 1, 2024
THE CAMPBELL'S COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campbell Place
Camden, New Jersey 08103-1799
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (856) 342-4800
Campbell Soup Company
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On December 3, 2024, The Campbell's Company (the "Company") issued a press release announcing financial results for the quarter ended October 27, 2024, a copy of which is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 1, 2024, Mark A. Clouse, President and Chief Executive Officer and a director of the Company, informed the Company that he would be retiring from those roles, effective January 31, 2025.

(c) On December 2, 2024, the Board of Directors of the Company (the "Board") elected Mick J. Beekhuizen, age 48, as the Company’s President and Chief Executive Officer, effective February 1, 2025.

Mr. Beekhuizen served as Executive Vice President and President, Meals & Beverages of the Company (2023-present) and Executive Vice President and Chief Financial Officer (2020-2023) of the Company. Prior to his employment with the Company, Mr. Beekhuizen was Executive Vice President and Chief Financial Officer, Chobani LLC (2016-2019).

In connection with his appointment as President and Chief Executive Officer, Mr. Beekhuizen will receive the following compensation:
(i)base salary of $1,200,000 per year;
(ii)target annual bonus for fiscal 2025 under the Company’s Annual Incentive Plan of 150% of base salary, pro rata, payable at the discretion of the Board and subject to the achievement of individual and Company performance goals and objectives; and
(iii)an annual long-term incentive target for fiscal 2026 of $7,500,000 under the Company’s Long-Term Incentive Program.

Mr. Beekhuizen will receive a long-term incentive grant of $2,240,000 on February 1, 2025, which will consist of 30% earnings per share (“EPS”) performance restricted stock units, 30% total-shareholder return (“TSR”) performance restricted stock units and 40% time-lapse restricted stock units. The EPS and TSR performance restricted stock units will vest, if at all, on September 30, 2027 based on the achievement of certain Company performance goals. The time-lapse restricted stock units will vest 1/3 per year, over a 3-year period, on each of September 30, 2025, September 30, 2026 and September 30, 2027.

Mr. Beekhuizen will also continue to participate in the Company’s standard employee benefit and retirement programs and receive $12,000 per quarter under the Personal Choice Program, which is further described in the Company’s 2024 Proxy Statement.

There are no transactions between the Company and Mr. Beekhuizen which would require disclosure under Item 404(a) of Regulation S-K.

(d) On December 2, 2024, the Board elected Mr. Beekhuizen as a director, effective as of February 1, 2025. Mr. Beekhuizen will not receive any additional compensation for his service as a director.

A copy of the Company’s press release announcing the above organizational changes is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated December 3, 2024 announcing financial results for the quarter ended October 27, 2024.
99.2	Press release dated December 3, 2024.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CAMPBELL'S COMPANY
(Registrant)

Date: December 3, 2024	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Executive Vice President, General Counsel and Corporate Secretary